UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Collegiate Pacific Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITEM 1
ITEM 2
Annex A

COLLEGIATE
  PACIFIC
PROFESSIONAL SPORTS EQUIPMENT SINCE 1969

October 28, 2004

Dear Stockholders:

     You are invited to attend the fiscal 2005 annual meeting of stockholders of Collegiate Pacific Inc., which will be held at our corporate offices located at 13950 Senlac Drive, Suite 100, Dallas, Texas, on Friday, December 3, 2004, at 9:00 a.m., local time.

     At this year’s stockholders meeting, you will be asked to elect 7 directors and to ratify the appointment of Grant Thornton LLP as independent auditors. The Board of Directors unanimously recommends a vote FOR each of these proposals.

     It is important that your shares be represented and voted at the annual meeting regardless of the size of your holdings. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the accompanying proxy card in the enclosed envelope in order to make certain that your shares will be represented at the annual meeting.

     I look forward to greeting those of you who will be able to attend the annual meeting.

Sincerely,

Michael J. Blumenfeld
Chairman of the Board and Chief Executive Officer

COLLEGIATE
  PACIFIC
PROFESSIONAL SPORTS EQUIPMENT SINCE 1969

Notice of Annual Meeting of Stockholders
To be held December 3, 2004

To the Stockholders:

     The fiscal 2005 annual meeting of stockholders of Collegiate Pacific Inc., a Delaware corporation (the “Company” or “Collegiate Pacific”), will be held at the Company’s corporate offices located at 13950 Senlac Drive, Suite 100, Dallas, Texas, on Friday, December 3, 2004, at 9:00 a.m., local time, for the following purposes:

1.	To elect 7 directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as independent registered public accountants of the Company for the 2005 fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only stockholders of record of Collegiate Pacific’s common stock as of the close of business on October 22, 2004, are entitled to notice of, and to vote at, the annual meeting. You may examine a list of stockholders of record as of the close of business on October 22, 2004, for any purpose germane to the meeting during the 10-day period preceding the date of the meeting at Collegiate Pacific’s corporate offices.

     Only stockholders of record and persons holding proxies from stockholders may attend the annual meeting. If your shares are registered in your name, you should bring a form of identification to the Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or letter from that broker, trust, bank or other nominee that confirms you are the beneficial owner of those shares. Cameras, recording devices, and other electronic devices will not be permitted at the annual meeting.

By Order of the Board of Directors,

William R. Estill
Chief Financial Officer and Secretary

Dallas, Texas
October 28, 2004

IMPORTANT

     Your vote is important. Whether or not you expect to attend the meeting in person, we encourage you to sign, date and return the enclosed proxy card at your earliest convenience in the postage-paid envelope provided.

COLLEGIATE PACIFIC INC.
13950 Senlac Drive, Suite 100
Dallas, Texas 75234

PROXY STATEMENT
for
ANNUAL MEETING
to be held on
December 3, 2004

     This Proxy Statement (first mailed on or about October 28, 2004) is being furnished to holders of common stock in connection with the solicitation of proxies by the Board of Directors of Collegiate Pacific Inc. (the “Company” or Collegiate Pacific”) for use at the fiscal 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held for the purposes described in this Proxy Statement. Each copy of this Proxy Statement mailed to holders of common stock is accompanied by a form of proxy for use at the Annual Meeting.

     At the Annual Meeting, Collegiate Pacific stockholders will be asked:

1.	To elect 7 members of the Collegiate Pacific Board, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

2.	To ratify the appointment of Grant Thornton LLP as independent registered public accountants of the Company for the 2005 fiscal year ending June 30, 2005; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Date, Time and Place of Meeting

     The Annual Meeting will be held on Friday, December 3, 2004, at 9:00 a.m., local time, at the Company’s corporate offices located at 13950 Senlac Drive, Suite 100, Dallas, Texas.

Record Date; Shares Outstanding and Entitled to Vote

     Only holders of record of common stock at the close of business on October 22, 2004 (the “Record Date”) are entitled to notice of, and will be entitled to vote at, the Annual Meeting. Each share of common stock entitles the holder to cast one vote per share on each matter. At the close of business on the Record Date, there were 10,048,899 shares of common stock outstanding and entitled to vote.

Voting and Revocation of Proxies

     The proxy conferred by the proxy card accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Collegiate Pacific for use at the Annual Meeting. Stockholders of record may vote their shares by submitting a proxy by mail. Simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided. You can also vote your shares by appearing at the Annual Meeting and voting your shares in person at the Annual Meeting.

1

     All proxies properly submitted, and that are not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated thereon. If no instructions are provided, such proxies will be voted FOR each of the proposals described in this Proxy Statement.

     A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (1) delivering to Continental Stock Transfer and Trust Company a written notice, bearing a date later than the proxy, stating that the proxy is revoked, (2) submitting a later-dated proxy relating to the same shares by mail prior to the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). You should send any written notice or new proxy card to Collegiate Pacific Inc. c/o Continental Stock Transfer and Trust Company at the following address: 17 Battery Place, 8th Floor, New York, New York 10004. You may request a new proxy card by calling our transfer agent, Continental Stock Transfer and Trust Company at 1-800-509-5586 (toll-free).

     If you hold your shares through a bank or broker, follow the voting instructions on the form you receive from your bank or broker.

     Your vote is important. We encourage you to submit your proxy by signing and returning the accompanying proxy card whether or not you plan to attend the Annual Meeting.

     The Board of Directors of Collegiate Pacific does not presently intend to bring any business before the Annual Meeting other than the proposals discussed in this Proxy Statement and specified in the Notice of the Annual Meeting. So far as is known to the Collegiate Pacific Board, no other matters are to be brought before the Annual Meeting. If any other business properly comes before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted on such matters in accordance with the judgment of the persons voting such proxies.

Vote Required

     Election of the 7 director nominees to be elected at the Annual Meeting requires the affirmative vote of a plurality of the total number of votes cast by the holders of the shares of common stock voting at the Annual Meeting. In other words, the 7 nominees will be elected if they receive more affirmative votes than any other nominees.

     Ratification of auditors requires the affirmative vote of the holders of a majority of the common stock present in person or represented by proxy at the Annual Meeting and voting on this proposal.

Quorum; Broker Non-Votes

     The presence, either in person or by proxy, of the holders of Collegiate Pacific common stock representing a majority of all common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Shares of Collegiate Pacific common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions and broker non-votes, although counted for purposes of determining whether there is a quorum at the Annual Meeting, will not be voted. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote the shares on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     If a quorum is not obtained, it is expected that the Annual Meeting will be postponed or adjourned in order to permit additional time for soliciting and obtaining additional proxies or votes, and at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that theretofore have been effectively revoked or withdrawn.

2

Solicitation of Proxies and Expenses

     Collegiate Pacific will bear the cost of the solicitation of proxies from its stockholders. In addition to solicitation by mail, the directors, officers and employees of Collegiate Pacific may solicit proxies from stockholders by telephone, letter, facsimile or in person. Following the original mailing of the proxies and other soliciting materials, Collegiate Pacific will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, Collegiate Pacific, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

3

ITEM 1

Election of Directors and Management Information

     At the upcoming Annual Meeting, a board of 7 directors will be elected to hold office until the next Annual Meeting of stockholders and until their successors are elected and qualified. The Board of Collegiate Pacific has nominated Michael J. Blumenfeld, Adam Blumenfeld, Arthur J. Coerver, Harvey Rothenberg, Jeff Davidowitz, William H. Watkins, Jr., and Robert W. Hampton. All of the Board’s nominees are incumbent directors of the Company.

     The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected. If a nominee becomes unable or unwilling to accept nomination or election, the Board either will select a substitute nominee or will reduce the size of the Board. If you have submitted a proxy to vote for the directors nominated by the Board and a substitute nominee is selected, your shares will be voted for the election of the substitute nominee.

Information Concerning Nominees

     Set forth below is biographical and other information about the persons who will make up the Board following the annual meeting, assuming election of the nominees:

Michael J. Blumenfeld
Age: 58
Director since February 1998
No Board Committees

Mr. Blumenfeld has served as the Company’s Chairman of the Board and Chief Executive Officer since February 1998. Mr. Blumenfeld served as President of the Company from February 1998 to January 2000. From July 1997 until February 1998, Mr. Blumenfeld served as President and Chief Executive Officer of Collegiate Pacific, Inc., a Texas corporation, that sold all of its assets to the Company in February 1998. From 1992 until November 1996, Mr. Blumenfeld served as Chairman of the Board and Chief Executive Officer of Sport Supply Group, Inc., a company engaged in the direct mail marketing of sports related equipment. Mr. Blumenfeld is Adam Blumenfeld’s father.

Adam Blumenfeld
Age: 34
Director since January 2000
No Board Committees

Mr. Blumenfeld is the Company’s President and has served in that capacity since joining the Company in January 2000. From January 1998 through December 1999, Mr. Blumenfeld was Vice President of Sales and Marketing of Sport Supply Group, Inc., a company engaged in the direct mail marketing of sports related equipment. Mr. Blumenfeld’s other positions with Sport Supply Group included Vice President of Youth Sales from January 1995 to January 1998, and Director of Youth Sales from August 1993 to December 1994. Mr. Blumenfeld is Michael Blumenfeld’s son.

4

Arthur J. Coerver
Age: 61
Director since February 1998
No Board Committees

Mr. Coerver is the Company’s Chief Operating Officer and has served in that capacity since joining the Company in February 1998. From 1991 through 1997, Mr. Coerver was Vice President of Sales and Marketing of Sport Supply Group, Inc., a company engaged in the direct mail marketing of sports related equipment.

Harvey Rothenberg
Age: 62
Director since December 1998
No Board Committees

Mr. Rothenberg has served as the Company’s Vice President of Marketing and served in that capacity since February 1998. From 1977 to 1998, Mr. Rothenberg served as Vice President of Sales for Sports Supply Group, Inc., a company engaged in the direct mail marketing of sports related equipment.

Jeff Davidowitz
Age: 48
Director since June 1994
Board Committees: Audit, Nominating and Stock Option

Mr. Davidowitz is the President of Penn Footwear, a private investment company and has served in that capacity since 1991.

William H. Watkins, Jr.
Age: 63
Director since February 1998
Board Committees: Audit,
Nominating and Stock Option

Mr. Watkins is a partner in the public accounting firm of Watkins Uiberall, PLLC, CPAs and has served in that capacity since 1971. Since 1994, Mr. Watkins has also served as a member of the Tennessee Board of Regents and as the board’s Chairman of Finance and Administration. Since July 2003, he has also served as the Chairman of the Board of BKR International’s Americas region.

Robert W. Hampton
Age: 57
Director since March 2001
Board Committees: Audit, Nominating and Stock Option

Mr. Hampton is Group Vice-President of Jones International, Ltd. Since 1985, Mr. Hampton has held various executive positions at Jones International, Ltd., a holding company whose subsidiaries conduct business in several areas including cable television programming, radio programming, advertising sales representation, education and software development. Prior to joining Jones International, Ltd., Mr. Hampton held various management positions at Xerox Corporation.

     The Board recommends that the stockholders vote FOR the election of each of its nominees for director named above.

Information Concerning Executive Officers

Background information about the Company’s executive officers who are not nominees for election as a director is set forth below:

William R. Estill
Age 55

Mr. Estill has served as the Company’s Chief Financial Officer and Secretary since July 1999. From December 1997 to February 1999, Mr. Estill served as Vice President of Finance for FWT, Inc., a manufacturer of telecommunications structures.

Chadd H. Edlein
Age 34

Mr. Edlein has served as the Company’s Vice President Corporate Development since July 1997.

Board Committees

     The Board maintains three standing committees: Audit, Nominating and Stock Option.

     Audit Committee. The Audit Committee of the Board of Directors currently consists of, and for the full fiscal year 2004 consisted of, Messrs. Davidowitz, Hampton and Watkins, each of whom satisfies the independence requirements under the current standards imposed by the rules of the SEC and AMEX’s listing standards. The Board had previously determined that Mr. Watkins is an “audit committee financial expert,” as such term is defined in Item 401(e) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is independent, as defined in Section 121(A) of the AMEX’s listing standards.

     The Audit Committee functions pursuant to a written charter adopted by the Board of Directors, pursuant to which it has been granted the responsibilities and authority necessary to comply with Rule 10A-3 of the Exchange Act. A copy of the Audit Committee’s written charter is attached to this Proxy Statement as Annex A. You can also find a copy of the Audit Committee’s charter on the Company’s website, http://www.cpacsports.com. The Audit Committee is appointed by the Board to assist the Board with a variety of matters described in the charter, which include monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors, and (4) the compliance by the Company with legal and regulatory requirements. Mr. Watkins is the Chairman of the Audit Committee. The Audit Committee met five times during fiscal 2004. The formal report of the Audit Committee with respect to fiscal 2004 is set forth under the heading “Audit Committee Report” below.

     Nominating Committee. The Nominating Committee of the Board of Directors currently consists of, and for the full fiscal year 2004 consisted of, Messrs. Davidowitz, Hampton and Watkins, each of whom satisfies the independence requirements under the current standards imposed by the rules of the SEC and AMEX’s listing standards. The primary responsibilities of the Nominating Committee are to (a) determine the slate of director nominees for election to the Company’s Board of Directors and (b) identify and recommend candidates to fill vacancies occurring between annual stockholder meetings. The specific responsibilities and functions of the Nominating Committee are delineated in the Nominating Committee Charter. You can find a copy of the Nominating Committee’s charter on the Company’s website, http://www.cpacsports.com.

     The Nominating Committee does not have specific requirements for eligibility to serve as a director of the Company. However, in evaluating candidates, regardless of how recommended, the Nominating Committee considers whether the professional and personal ethics and values of the candidate are consistent with those of the Company, whether the candidate’s experiences and expertise would be beneficial to the Board in rendering his or her service to the Company, whether the candidate is willing and able to devote the necessary time and energy to the work of the Board and whether the candidate is prepared and qualified to represent the best interests of the Company’s stockholders.

     The Nominating Committee does not have a formal policy regarding the consideration of director nominees recommended by stockholders, as historically the Company has not received such recommendations. However, the Nominating Committee would consider such recommendations if made in the future. Stockholders who wish to make such a recommendation should send the recommendation to Collegiate Pacific Inc., 13950 Senlac Drive, Suite 100, Dallas, Texas 75234, Attention: Corporate Secretary. The envelope must contain a clear notation that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a stockholder, provide a brief summary of the candidate’s qualifications and history and must be accompanied by evidence of the sender’s stock ownership. Any director recommendations will be reviewed by the Corporate Secretary and, if deemed appropriate, forwarded to the Chairman of the Nominating Committee for further review. If the Nominating Committee believes that the candidate fits the profile of a director described above, the recommendation will be shared with the entire Board.

     Stock Option Committee. The primary responsibility of the Stock Option Committee is to administer the 1998 Collegiate Pacific Inc. Stock Option Plan. Messrs. Davidowitz, Hampton and Watkins are the members of the Stock Option Committee.

     The Board of Directors did not have a standing compensation committee or any other committee performing similar functions during fiscal 2004. The functions customarily attributable to a compensation committee were performed by the Company’s independent directors and ratified by the entire Board of Directors. The Board of Directors recently appointed Messrs. Davidowitz, Watkins and Hampton, each of whom satisfies the independence requirements under the current standards imposed by the rules of the SEC and AMEX’s listing standards, to the Compensation Committee of the Board of Directors. The compensation of the Company’s Chief Executive Officer and its four other most highly compensated executive officers for fiscal 2005 will be recommended to the Board by the Compensation Committee.

Meetings and Attendance

     During fiscal 2004, the full Board held nine meetings, the Audit Committee met five times, the Stock Option Committee met five times and the Nominating Committee met once. All directors attended at least 75% of the meetings of the full Board and the meetings of the committees on which they served. Directors are not required to attend annual meetings of the Company’s stockholders. Six members of the Board of Directors attended the Company’s fiscal 2004 annual meeting of stockholders.

Communications with the Board

     Stockholders who wish to communicate with the Board of Directors or a particular director may send such communication to Collegiate Pacific Inc., 13950 Senlac Drive, Suite 100, Dallas, Texas 75234, Attention: Corporate Secretary. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” Any such letter must identify the author as a stockholder and must clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will then review such correspondence and forward it to the Board, or to the specified director, if appropriate.

Director Compensation

     During fiscal 2004, each director of Collegiate Pacific who is not an employee of Collegiate Pacific or any of its subsidiaries received an annual retainer of $7,500. In addition, directors who are not employees of Collegiate Pacific or any of its subsidiaries receive an annual grant of 2,500 options at an exercise price equal to the prevailing market price of the Company’s common stock on the date granted, which is usually shortly after the end of each fiscal year of the Company. Collegiate Pacific reimburses directors for the reasonable expenses associated with attending Board and Board committee meetings.

Code of Ethics

     The Board of Directors adopted a Code of Ethics on September 22, 2003, that applies to all of the Company’s officers, directors and employees. You can find a copy of the Company’s Code of Ethics on the Company’s website, http://www.cpacsports.com.

Security Ownership of Certain Beneficial Owners and Management

     The following table presents, as of October 22, 2004, information relating to the beneficial ownership of Collegiate Pacific common stock by (1) each person known to Collegiate Pacific to own beneficially more than 5% of the outstanding shares of Collegiate Pacific common stock, (2) each director nominee of Collegiate Pacific, (3) each of the Chief Executive Officer and the four other most highly compensated executive officers of Collegiate Pacific who served in such capacities as of June 30, 2004 (the “Named Executive Officers”), and (4) all executive officers and directors of Collegiate Pacific as a group.

     Unless otherwise indicated, beneficial owners listed here may be contacted at Collegiate Pacific’s corporate headquarters at 13950 Senlac Drive, Suite 100, Dallas, Texas 75234. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be the beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which that person has no economic interest. For each listed person, the number of shares of common stock and percent of class listed includes shares of common stock that may be acquired by such person upon the exercise of stock options that are or will be exercisable within 60 days of October 22, 2004.

					Total as a
			Options		Percentage of
	Number of		Exercisable	Total	Shares
	Shares		Within 60	Beneficial	Outstanding
Beneficial Owner	Owned		Days	Ownership	(if 1% or more)[a]
Ashford Capital Management, Inc. P.O. Box 4172 Wilmington, Delaware 19807	518,300	[b]	—	518,300	5.2%
Michael J. Blumenfeld	2,067,276		130,000	2,197,276	21.7%
Adam Blumenfeld	242,100		115,000	357,100	3.5%
Jeff Davidowitz	140,302	[c]	13,500	153,802	1.5%
Arthur J. Coerver	72,790	[d]	43,000	115,790	1.2%
William H. Watkins, Jr.	43,803	[e]	13,500	57,303	*
Harvey Rothenberg	17,117	[f]	68,000 [f]	85,117	*
Robert W. Hampton	—		10,000	10,000	*
William R. Estill	4,758		50,000	54,758	*
Chadd Edlein	14,000		41,000	55,000	*
Directors and executive officers as a group (9 persons)	2,602,146		484,000	3,086,146	29.3%

*	-	The percentage of shares beneficially owned does not exceed 1%.

a	-	Based on the number of shares outstanding (10,048,899) at the close of business on October 22, 2004.

b	-	Based on information filed on a Schedule 13G with the SEC on February 11, 2004.

c	-	Includes (i) 34,751 shares held by Penn Footwear Retirement Trust of which Mr. Davidowitz is a trustee, (ii) 67,551 shares held by JIBS Equities LP of which Mr. Davidowitz is a general partner, (iii) 9,000 shares held by Penn Footwear, Inc. of which Mr. Davidowitz is President and a stockholder, (iv) 4,000 shares held by Oldfield Company of which Mr. Davidowitz is President and a stockholder, (v) 10,000 shares held by DVD Partners LP of which Mr. Davidowitz is a general partner, and (vi) 10,000 shares held by 3D Partners LP of which Mr. Davidowitz is general partner.

d	-	Includes (i) 6,700 shares held in trust for the benefit of Mr. Coerver and (ii) 1,212 shares held by Mr. Coerver’s spouse.

e	-	Includes 30,303 shares held in trust for the benefit of Mr. Watkins.

f	-	Includes (i) 1,687 shares held in trust for the benefit of Mr. Rothenberg’s minor child, (ii) 3,430 shares held in trust for the benefit of Mr. Rothenberg and (iii) 6,000 shares issuable upon exercise of employee stock options held by Mr. Rothenberg’s spouse.

Equity Compensation Plan Information

     The following table summarizes information, as of October 22, 2004, relating to equity compensation plans of the Company pursuant to which grants of options to acquire shares may be granted from time to time.

	Number of		Number of Securities
	Securities to be		Remaining Available
	Issued upon		for Future Issuance
	Exercise of	Weighted-Average	under Equity
	Outstanding	Exercise Price of	Compensation Plans
	Options, Warrants	Outstanding Options	(Excluding Securities
Plan Category	and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders [a]	1,022,300	$7.24	224,300
Equity Compensation Plans Not Approved by Security Holders	—	—	—

Total	1,022,300	$7.24	224,300

a	- This plan is the Company’s Amended and Restated 1998 Stock Option Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock and other equity securities of the Company with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company, and/or written representations that no additional forms were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with these filing requirements in fiscal 2004.

ITEM 2

Ratification of Appointment of Independent Auditors

     Subject to stockholder ratification, the Audit Committee of the Board has appointed Grant Thornton LLP as independent auditors for the fiscal year ending June 30, 2005, and until their successors are elected.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

     The Board considers Grant Thornton LLP to be well qualified and recommends that the stockholders vote FOR ratification of their appointment as independent auditors of the Company for fiscal 2005.

Executive Compensation

General

     This section of the Proxy Statement sets forth certain information pertaining to compensation of the Chief Executive Officer and the Company’s four most highly compensated executive officers during fiscal 2004 other than the Chief Executive Officer.

     The following table presents information concerning total compensation earned by the Named Executive Officers: the Chief Executive Officer and the four other most highly compensated executive officers of Collegiate Pacific who served in such capacities as of June 30, 2004, for services rendered to Collegiate Pacific during each of the last three fiscal years. The information presented below represents all compensation earned by the Named Executive Officers for all services performed for Collegiate Pacific.

Summary Compensation Table

				Long-Term
		Annual Compensation		Compensation
				Stock
	Fiscal			Options
Name and Principal Positions	Year	Salary ($)	Bonus($)	(#)
Michael J. Blumenfeld	2004	172,000	5,590	—
Chairman of the Board and	2003	172,000	—	25,000
Chief Executive Officer	2002	160,000	—	—

Adam Blumenfeld	2004	162,000	5,265	20,000
President	2003	162,000	—	50,000
	2002	150,000	—	—

Harvey Rothenberg	2004	125,000	3,998	8,000
Vice President, Marketing	2003	125,000	—	25,000
	2002	115,000	—	—

Arthur J. Coerver	2004	136,000	4,420	8,000
Chief Operating Officer	2003	136,000	—	25,000
	2002	128,000	—	—

William Estill	2004	160,000	5,125	10,000
Chief Financial Officer and	2003	160,000	—	40,000
Secretary	2002	152,500	—	—

Stock Options

     The table below presents information concerning the stock option awards that were made to the Named Executive Officers during fiscal 2004.

Option Grants in Fiscal 2004

		Percentage of Total
	Number of Shares	Options Granted to
	Underlying	Employees in	Exercise Price
Name	Options Granted	Fiscal Year	Per Share	Expiration Date
Michael J. Blumenfeld	—	—	—	—
Adam Blumenfeld	20,000	6.7%	9.46	5/21/14
Harvey Rothenberg	8,000	2.7%	9.46	5/21/14
Arthur J. Coerver	8,000	2.7%	9.46	5/21/14
William Estill	10,000	3.3%	9.46	5/21/14

     The table below presents information concerning the exercise of stock options by the Named Executive Officers during the fiscal year ended June 30, 2004, and the fiscal year-end value of all unexercised options held by the Named Executive Officers.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

			Number of Shares		Value of Unexercised
			Underlying Unexercised		In-the Money Options
	Acquired On	Value	Options at Fiscal Year-End (#)		At Fiscal Year-End($)(b)
Name	Exercise (#)	Realized ($)(a)	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael J. Blumenfeld	—	$—	130,000	0	$809,000	$0
Adam Blumenfeld	—	—	115,000	0	616,050	0
Harvey Rothenberg	14,000	88,586	62,000	0	316,655	0
Arthur J. Coerver	35,000	200,450	43,000	0	180,045	0
William Estill	40,000	235,238	50,000	0	226,300	0

a	-	Represents the difference between the exercise price of the options and the closing price of the common stock on the date of exercise.

b	-	Represents the difference between $11.30, the closing price of the common stock on June 30, 2004, and the exercise price of the options.

Audit Committee Report

     The Audit Committee currently consists of three independent directors and operates under a written charter, which has been adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. The Audit Committee charter governs the operations of the Audit Committee and sets forth its responsibilities, which include providing assistance to the Board of Directors with the monitoring of (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors and (4) the compliance by the Company with legal and regulatory requirements. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

     In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company for the fiscal year ended June 30, 2004, with the Company’s management and Grant Thornton LLP (“Grant Thornton”), our independent auditors.

     The Audit Committee has discussed with Grant Thornton the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” In addition, the Committee has received the written disclosures and the letter from Grant Thornton required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with Grant Thornton its independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the Company for the fiscal year ended June 30, 2004, be included in our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2004, for filing with the SEC.

     Members of the Audit Committee:

Jeff Davidowitz Robert W. Hampton William H. Watkins, Jr., Chairman

Audit Fees

     Audit fees billed by Grant Thornton for the review and audit of the Company’s annual financial statements included in the Company’s annual report on Form 10-KSB for the fiscal years ended June 30, 2004, and June 30, 2003, and Grant Thornton’s review of the Company’s interim financial statements included in the Company’s Quarterly Reports on Form 10-QSB during the fiscal years ended June 30, 2004, and June 30, 2003, totaled approximately $100 thousand for fiscal 2004 and $41 thousand for fiscal 2003.

Audit Related Fees

     The aggregate fees billed by Grant Thornton for assurance and related services that were reasonably related to the performance of the audit or review of Collegiate Pacific’s financial statements and that were not included under the heading “Audit Fees” above totaled approximately $148 thousand for fiscal 2004 and $2 thousand for fiscal 2003.

Tax Fees

     The aggregate fees billed by Grant Thornton for professional services rendered for tax compliance, tax advice, and tax planning were approximately $15 thousand for fiscal 2004 and $13 thousand for fiscal 2003 and consisted primarily of preparing the Company’s Federal and state income tax returns for such periods.

All Other Fees

     Grant Thornton did not bill for any products or services other than the services reported under the headings “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Audit Committee Pre-Approval Policies

     During fiscal 2004, the Audit Committee adopted a policy governing the pre-approval of all audit and permitted non-audit services performed by the Company’s independent auditors in order to ensure that the provision of such services does not impair the auditor’s independence from the Company and its management. Unless a type of service to be provided by the Company’s independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services in excess of pre-approved cost levels will require specific pre-approval by the Audit Committee. In all pre-approval instances, the Audit Committee will consider whether such services are consistent with SEC rules on auditor independence.

     In its pre-approval policy, the Audit Committee has designated specific services that have the pre-approval of the Audit Committee (each of which is subject to pre-approved cost levels) and has classified these pre-approved services into one of four categories: Audit, Audit-Related, Tax and All Other. The term of any pre-approval is 12 months from the date of such pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will review the list of pre-approved services from time to time, based on subsequent determinations. Pre-approved fee levels for all services to be provided by the independent auditors will be established periodically from time to time by the Audit Committee. Any proposed services in excess of pre-approved costs levels will require specific pre-approval by the Audit Committee.

     Pursuant to its pre-approval policy the Audit Committee may delegate its authority to grant pre-approvals to one or more of its members, and has currently delegated this authority to its chairman. The decisions of the chairman (or any other member(s) to who such authority may be deleted) to grant pre-approvals must be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee may not delegate its responsibilities to preapprove services to management.

Certain Relationships and Related Party Transactions

Relationships with Officers and Directors

     On October 7, 2003, Michael J. Blumenfeld, the Company’s Chief Executive Officer, sold on a firm commitment basis directly to Roth Capital Partners, LLC, 1,000,000 warrants at a per warrant price of $1.95. Under the terms of the offering, Roth Capital immediately exercised the warrants and the Company issued 1,000,000 shares of its common stock directly to Roth Capital. Roth Capital sold these shares to institutional investors at a price of $6.95 per share. Collegiate Pacific received $5,000,000, before commissions and expenses, from the exercise of the warrants. The Company paid a commission to Roth Capital of $450,000 in connection with the sale of the warrants in the offering and the issuance to Roth Capital of the shares of common stock upon Roth Capital’s exercise of the warrants.

Additional Information

Proposals of Stockholders

     The Company currently intends to hold its next annual meeting in December 2005. Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the fiscal 2006 Annual Meeting of Stockholders must submit the proposal to the Company at its principal executive offices no later than June 30, 2005. The proposal must be made in accordance with the provisions of Rule 14a-8 of the Securities Exchange Act. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

     Stockholders who intend to present a proposal at the fiscal 2006 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials must, pursuant to our Bylaws, deliver a notice of such proposal by certified mail to the Secretary of Collegiate Pacific at its principal executive offices not less than 120 nor more than 150 days before the first anniversary of the date of this proxy statement. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Annual Report on Form 10-KSB

     A copy of the fiscal 2004 Annual Report on Form 10-KSB is being distributed along with this Proxy Statement. In addition, if you send your request in writing to Collegiate Pacific Inc. c/o Secretary, 13950 Senlac Drive, Suite 100, Dallas, TX 75234, we will provide you, without charge, a copy of an Annual Report on Form 10-KSB filed with the Securities and Exchange Commission, or you can download a copy of our Annual Report on Form 10-KSB from our website, http://www.cpacsports.com. You can also download a copy of our Annual Report on Form 10-KSB from the Securities and Exchange Commission website, http://www.sec.gov. The Company will furnish a requesting stockholder with any exhibit not contained therein upon payment of a reasonable fee. The Annual Report does not constitute a part of the proxy solicitation materials.

Other Business

     The Board has no knowledge of any other matters to be presented at the Annual Meeting other than those described in this Proxy Statement. If any other matters should properly come before the Annual Meeting, it is the intention of the persons designated in the proxy to vote on them according to their best judgment.

     YOUR VOTE IS VERY IMPORTANT. THE BOARD ENCOURAGES YOU TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE.

By Order of the Board of Directors,

William R. Estill
Chief Financial Officer and Secretary

Dallas, Texas October 28, 2004

Annex A

AUDIT COMMITTEE CHARTER
COLLEGIATE PACIFIC INC.

Purpose

     The Audit Committee is appointed by the Board to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements. In that regard, the Audit Committee assists the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

Committee Membership

     The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of 121A of the listing standards of the American Stock Exchange (subject to the exemptions provided in the AMEX rules) and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)).

     At least one member of the Audit Committee shall be a financial expert as defined by the Commission.

     The members of the Audit Committee shall be appointed and may be replaced by the Board.

Meetings

     The Audit Committee shall meet as often as it determines necessary but not less frequently than quarterly. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Written minutes of Committee meetings shall be maintained.

Committee Authority and Responsibilities

     The Audit Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

     The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     In carrying out its responsibilities, the Audit Committee shall maintain flexibility in its policies and procedures, in order to best address changing conditions and circumstances.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-KSB.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:

(a)	All critical accounting policies and practices to be used;

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

10.	Ensure that a public announcement of the company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Company’s Relationship with the Independent Auditor

11.	Review and evaluate the lead partner of the independent auditor team.

12.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

13.	Ensure the rotation of the lead (and coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

14.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

16.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

17.	Discuss with management the Company’s and its subsidiaries’ compliance with applicable legal requirements and codes of conduct and confirm with the independent auditor that in the course of performing their duties they did not become aware of any violations by the Company or its subsidiaries of applicable law or codes of conduct. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.

18	To the extent required by AMEX rules, approve all related party transactions.

19.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

20.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

21.	Discuss with the Company’s counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Limitation of Audit Committee’s Role

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. Additionally, the Audit Committee as well as the Board recognizes that members of the Company’s management who are responsible for financial management, as well as the independent auditors, have more time, knowledge, and detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurances with respect to the Company’s financial statements or any professional certifications as to the independent auditor’s work.

PROXY

COLLEGIATE PACIFIC INC.

SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Michael J. Blumenfeld and William R. Estill, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place, and stead of the undersigned, to appear at the fiscal 2005 Annual Meeting of Stockholders of Collegiate Pacific Inc. to be held on the 3rd day of December 2004 (pursuant to the Notice of Annual Meeting dated October 2004 and accompanying proxy statement), and at any postponement or adjournment thereof, and to vote all of the shares of Collegiate Pacific Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

     When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made, this Proxy will be voted for proposals 1, 2 and 3.

1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES: Michael J. Blumenfeld, Adam Blumenfeld, Arthur J. Coerver, Harvey Rothenberg, Jeff Davidowitz, William H. Watkins, Jr., and Robert W. Hampton.

     INSTRUCTION: To withhold authority to vote for any individual nominee, write such individual’s name in the space provided below.

(Continued and to be dated and signed on reverse side)

(Continued from other side)

2.	Ratification of Grant Thornton LLP as independent auditor.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

Dated:	, 200 -

(Signature)

(Signature if held jointly)

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.